UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2005

InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Maryland	005-79915	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

5880 Pacific Center Blvd., San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 19, 2005, InfoSonics Corporation (the “Company”) will present the materials attached hereto as Exhibit 99.1 to investors at the 8th Annual San Diego Growth Conference, which will take place at the Hilton La Jolla Torrey Pines in La Jolla, CA.

The Company’s investor presentation will be webcast live at 1 p.m. PDT on Friday, August 19, 2005 and will be available at that time on the investor relations portion of the Company’s website at www.infosonics.com and at http://powerlink.powerstream.net/002/00271/live2.asx.

*****

The Company undertakes no obligation to update, supplement or amend the material above.  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This report does not constitute a determination of whether any information included in this report is material.

Item 9.01.  Financial Statements and Exhibits.

                (c) Exhibits

Exhibit 99.1                                                    Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

		/s/	Jeffrey Klausner
Chief Financial Officer

Dated:	August 19, 2005

INDEX TO EXHIBITS

Exhibit Number

Description

Exhibit 99.1

Presentation Materials